Accounts receivable	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Accounts receivable	Accounts receivable
Accounts receivable break down as follows:

(€ million)	December 31, 2019	December 31, 2018		December 31, 2017
Gross value	8,090	7,430		7,405
Allowances	(153)	(170)	(a)	(189)
Carrying amount	7,937	7,260		7,216

(a)
With effect from January 1, 2018, impairment allowances cover expected losses as required by IFRS 9, rather than (as previously) incurred losses. The impact of this new impairment methodology as of January 1, 2018 is to increase the total impairment allowance by €17 million.

The impact of allowances against accounts receivable in 2019 was a net expense of €5 million (versus €15 million in 2018 and €27 million in 2017).
The gross value of overdue receivables was €642 million as of December 31, 2019, compared with €547 million as of December 31, 2018 and €644 million as of December 31, 2017.

	Overdue accounts	Overdue by	Overdue by	Overdue by	Overdue by	Overdue by
(€ million)	gross value	<1 month	1 to 3 months	3 to 6 months	6 to 12 months	> 12 months
December 31, 2019	642	269	171	61	36	105
December 31, 2018	547	257	172	36	21	61
December 31, 2017	644	247	143	113	48	93

Amounts overdue by more than one month relate mainly to public-sector customers.
Some Sanofi subsidiaries have assigned receivables to factoring companies or banks without recourse. The amount of receivables derecognized was €214 million as of December 31, 2019 (€385 million as of December 31, 2018 and €437 million as of December 31, 2017). The amounts derecognized in 2019 related mainly to the United States (€188 million) and Europe (€26 million). The residual guarantees relating to such transfers were immaterial as of December 31, 2019.